Exhibit 10.5
AMENDMENT TO
SUBORDINATED DEBENTURE PURCHASE AGREEMENT
and
AMENDMENT TO DEBENTURES
          Amendment to Subordinated Debenture Purchase Agreement and Amendment to Debentures (this “Amendment”) dated as of June 16, 2010 by and between LOTS INTERMEDIATE CO., a Delaware corporation (the “Company”), and the Purchasers of the Debentures (as defined below) (the “Purchasers”).
RECITALS
          WHEREAS, the parties entered into that certain Subordinated Debenture Purchase Agreement dated as of June 20, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Purchase Agreement”, and as amended by this Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company issued Subordinated Debentures (the “Debentures”) to the Purchasers in the aggregate principal amount of $20,000,000; and
          WHEREAS, the parties desire to amend the Existing Purchase Agreement on the terms and conditions set forth herein.
          NOW, THEREFORE, for and in consideration of the mutual benefits and covenants hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement.
     SECTION 2. DEBENTURE AMENDMENTS.
     2.1 Amendments.
          (a) The first paragraph of each Debenture is hereby amended and restated in its entirety to read as follows:
          “FOR VALUE RECEIVED, LOTS INTERMEDIATE CO., a Delaware corporation (the “Company”), hereby promises to pay to [INSERT NAME OF APPLICABLE PURCHASER], a [insert state of formation/organization and type of entity], or its registered assigns, the sum of [______] $([______]) on December 13, 2013, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the Applicable Interest Rate (as defined below) from the date hereof, payable in cash quarterly in arrears on the last day of each March, June, September and December of each year during which any amounts due hereunder remain outstanding, commencing on June 30, 2007, and until such unpaid balance becomes due and payable (whether at maturity or at a date fixed for mandatory or optional redemption or prepayment or by acceleration or otherwise).”.

          (b) The fourth paragraph of each Debenture is hereby amended and restated in its entirety to read as follows:
          “This Debenture is one of a duly authorized issuance of three (3) Debentures of the Company designated as its “Subordinated Debentures” (herein called the “Debentures”), in the aggregate principal amount of $20,000,000 and issued under a Subordinated Debenture Purchase Agreement, dated as of June 20, 2007 (herein called the “Agreement”), between the Company, Summit Subordinated Debt Fund III-A, L.P., Summit Subordinated Debt Fund III-B, L.P. and Summit Investors VI, L.P., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company and the holders of the Debentures, and the terms upon which the Debentures are, and are to be, delivered.”.
     SECTION 3. PURCHASE AGREEMENT AMENDMENTS.
     3.1 Amendments.
          (a) Section 1.5(a) of the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) The principal amount of the Debentures shall be payable in full on December 13, 2013;”.
          (b) Section 5.1(a) of the Existing Purchase Agreement is hereby amended by amending and restating in its entirety the third sentence therein to read as follows:
          “The term “Senior Debt” shall include, without limitation, the Trust Preferred Financing and the obligations of the Company under that certain Credit Agreement, dated as of June 16, 2010, by and among the Company and Fortegra Financial Corporation, as borrowers, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent, as amended, restated, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time.”
          (c) The first paragraph of Exhibit A to the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:
          “FOR VALUE RECEIVED, LOTS INTERMEDIATE CO., a Delaware corporation (the “Company”), hereby promises to pay to [INSERT NAME OF APPLICABLE PURCHASER], a [insert state of formation/organization and type of entity], or its registered assigns, the sum of [______] $([______]) on December 13, 2013, together with interest, computed on the basis of the actual number of days elapsed over a 360-day year, on the unpaid principal balance hereof until paid in full at the Applicable Interest Rate (as defined below) from the date hereof, payable in cash quarterly in arrears on the last day of each March, June, September and December of each year during which any amounts due hereunder remain outstanding, commencing on June 30, 2007, and until such unpaid balance becomes due and payable (whether at maturity or at a date fixed for mandatory or optional redemption or prepayment or by acceleration or otherwise).”
          (d) The fourth paragraph of Exhibit A to the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     “This Debenture is one of a duly authorized issuance of three (3) Debentures of the Company designated as its “Subordinated Debentures” (herein called the “Debentures”), in the aggregate principal amount of $20,000,000 and issued under a Subordinated Debenture Purchase Agreement, dated as of June 20, 2007 (herein called the “Agreement”) between the Company, Summit Subordinated Debt Fund III-A, L.P., Summit Subordinated Debt Fund III-B, L.P. and Summit Investors VI, L.P., to which Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company and the holders of the Debentures, and the terms upon which the Debentures are, and are to be, delivered.”.
     SECTION 4. MISCELLANEOUS.
     4.1 Continuing Effect; No Other Agreements.
          Except as expressly modified hereby, all of the terms and provisions of the Existing Purchase Agreement and the Debentures are and shall remain in full force and effect. The amendment contained herein shall not constitute a modification of any other provision of the Existing Purchase Agreement or the Debentures or for any other purpose except as expressly set forth herein.
     4.2 Governing Law; Counterparts; Miscellaneous.
          (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.
          (b) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
          (c) Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.
          (d) No amendment, modification, termination or waiver of any term or provision of this Amendment, the Purchase Agreement or the Debentures, and no consent to any departure by the Company from this Amendment, the Purchase Agreement or the Debentures, shall in any event be effective unless the same shall be in made in accordance with Section 10.6 of the Purchase Agreement.
          (e) From and after the date hereof, all references in the Purchase Agreement to the “Agreement” shall be deemed to be references to the Purchase Agreement as amended hereby.
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          IN WITNESS WHEREOF, the undersigned parties have executed this AMENDMENT to be effective for all purposes as of the date above first written.

COMPANY: LOTS INTERMEDIATE CO., a Delaware corporation
By:
	Name:	Michael Vrban
	Title:	Executive Vice President, Acting Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO AMENDMENT]

PURCHASERS:

SUMMIT SUBORDINATED DEBT FUND III-A, L.P.

By:	Summit Partners SD III, L.P.,
Its General Partner

By:	Summit Partners SD III, LLC,
Its General Partner

By:

Member

SUMMIT SUBORDINATED DEBT FUND III-B, L.P.

By:	Summit Partners SD III, L.P.,
Its General Partner

By:	Summit Partners SD III, LLC,
Its General Partner

By:

Member

SUMMIT INVESTORS VI, L.P.

By:	Summit Partners VI (GP), L.P.,
Its General Partner

By:	Summit Partners VI (GP), LLC,
Its General Partner

By:

Member
[SIGNATURE PAGE TO AMENDMENT]